UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
BICARA THERAPEUTICS INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply)

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Securities Exchange Act of 1934 Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! BICARA THERAPEUTICS INC. 116 HUNTINGTON AVENUE, SUITE 703 BOSTON, MA 02116 BICARA THERAPEUTICS INC. 2025 Annual Meeting Vote by June 8, 2025 11:59 PM ET You invested in BICARA THERAPEUTICS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 9, 2025. *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V71074-P29916 Get informed before you vote View the Notice, Proxy Statement and 2024 Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* June 9, 2025 9:00 AM Eastern Time Virtually at: www.virtualshareholdermeeting.com/BCAX2025

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V71075-P29916 1. To elect three class I directors to our board of directors, to serve until the 2028 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal. Nominees: 1a. Kiran Mazumdar-Shaw For 1b. Jake Simson, Ph.D. For 1c. Ryan Cohlhepp, Pharm D. For 2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and For 3. To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V71072-P29916 Nominees: 1a. Kiran Mazumdar-Shaw 1b. Jake Simson, Ph.D. 1c. Ryan Cohlhepp, Pharm D. For Withhold For Against Abstain!! !! !! ! !! BICARA THERAPEUTICS INC. The Board of Directors recommends you vote FOR the following proposals: BICARA THERAPEUTICS INC. 116 HUNTINGTON AVENUE, SUITE 703 BOSTON, MA 02116 1. To elect three class I directors to our board of directors, to serve until the 2028 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal. 2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and 3. To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 8, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/BCAX2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 8, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 9, 2025: The Notice, Proxy Statement and 2024 Annual Report to Stockholders are available at www.proxyvote.com. V71073-P29916 Continued and to be signed on reverse side BICARA THERAPEUTICS INC. ANNUAL MEETING OF STOCKHOLDERS JUNE 9, 2025 9:00 AM EASTERN TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Claire Mazumdar, Ph.D., M.B.A. and Ryan Cohlhepp, Pharm.D, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of BICARA THERAPEUTICS INC. that the stockholder(s) is/ are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM Eastern Time, on June 9, 2025, virtually at www.virtualshareholdermeeting.com/BCAX2025, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.